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                                                                    EXHIBIT 23.2

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Form S-3 (No. 333-61383) and the Registration Statements on Form S-8 (Nos. 333-34109, 333-22637, 333-34139 and 333-62267) of H.T.E., Inc. of our reports dated April 10, 1998 and July 7, 1998, relating to the financial statements of UCS, Inc. (not presented separately herein), which appear in this Form 10-K.

                                          /s/ PricewaterhouseCoopers LLP

Miami, Florida
  March 29, 1999